Business combinations	11 Months Ended
Dec. 31, 2019
Business Combinations [Abstract]
Business combinations	Business Combinations
On December 23, 2017, the Group acquired 100% of the share capital of Discuva Limited ('Discuva'), a privately held UK-based company. As part of the acquisition the Group has obtained a bacterial genetics-based platform to generate new mechanism antibiotics.

Under the terms of the acquisition, the consideration to Discuva shareholders comprised of $8.1 million in cash ($6.4 million plus the value of net cash acquired by the Group as part of the acquisition) and $6.7 million in new shares of common stock issued to Discuva shareholders at a price of $11.41 per share, representing 586,854 shares of common stock.

The Group recognized $2.4 million of goodwill upon the acquisition of Discuva. Goodwill represents the difference between the fair value of the identifiable assets acquired and liabilities assumed for Discuva and the amount paid in consideration and is attributable to the existing Discuva workforce (which cannot be separately valued under accounting standards). The goodwill recognized is not deductible for tax purposes.

The consideration paid for Discuva and the identifiable assets acquired and liabilities assumed are as follows:

(In thousands)
Consideration
Cash	$8,149
586,854 new Summit Therapeutics Shares issued	6,690
Total consideration	$14,839

	Book value	Fair value adjustment	Fair value
	(In thousands)
Recognized amounts of identifiable assets acquired and liabilities assumed
Cash and cash equivalents	$1,761	$—	$1,761
Property, plant and equipment	440	—	440
Intangible assets - option over non-financial assets	894	—	894
Intangible assets - bacterial genetics-based platform	—	14,275	14,275
Trade and other receivables	1,510	—	1,510
Trade and other payables	(2,080)	—	(2,080)
Assumed contingent liabilities	—	(1,961)	(1,961)
Deferred tax liabilities	—	(2,427)	(2,427)
Book and fair value of identifiable net assets	2,525	9,887	12,412
Goodwill	—	2,427	2,427
Total consideration	$2,525	$12,314	$14,839

The Group has recognized $14.3 million of identified intangible assets acquired related to the bacterial genetics-based platform. See Note 13 'Intangible assets' for further details.

The Group has assumed $2.0 million of contingent liabilities as part of the acquisition as, certain employees, former employees and former directors of Discuva are eligible for payments from Discuva based on specified development and clinical milestones related to proprietary product candidates developed under the platform. The timing of these potential payments is uncertain.

The gross contractual amount for trade and other receivables due is $1.5 million all of which is expected to be collectible.

The results of Discuva have been included in the Group’s Consolidated Income Statement from December 23, 2017, contributing $0.4 million (2.6%) of Group revenues for the year ending January 31, 2018. Discuva contributed a gain of $0.03 million to the Group's total comprehensive loss for the year ended January 31, 2018.

Transaction costs

Acquisition related costs of $0.5 million have been excluded from the consideration transferred and recognized as a general and administrative expense in the Consolidated Statement of Comprehensive Income for the year ended January 31, 2018.